                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-6474
                 ----------------------------------------------

                          THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Paul H. Schubert
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                               John Donovan, Esq.
                                White & Case LLP
                           1155 Avenue of the Americas
                               New York, NY 10036

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

DECEMBER 31, 2003

THE GREATER CHINA FUND, INC.

[GRAPHIC]

THE GREATER CHINA FUND, INC.

TABLE OF CONTENTS

The Fund's Management                                                          2

Letter to Shareholders                                                         3

Report of the Investment Manager                                               4

Portfolio of Investments                                                       8

Statement of Assets and Liabilities                                           12

Statement of Operations                                                       13

Statement of Changes in Net Assets                                            14

Notes to Financial Statements                                                 15

Financial Highlights                                                          22

Report of Independent Auditors, Ernst & Young LLP                             24

Supplemental Information                                                      25


This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Greater China Fund, Inc.
c/o UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114
www.greaterchinafund.com

For information call (212) 882-5977

Additional information (including updated net asset value and market price) may be obtained on the Fund's internet site.

[GCH LISTED NYSE LOGO]

THE FUND'S MANAGEMENT

DIRECTORS

Richard B. Bradley, CHAIRMAN
Edward Y. Baker
John A. Bult
John A. Hawkins
C. William Maher
Jonathan J.K.Taylor
Tak Lung Tsim

EXECUTIVE OFFICERS
Ronald G.M. Watt, PRESIDENT
Sam Lau, VICE PRESIDENT
Kevin J. Mahoney, VICE PRESIDENT
Paul H. Schubert, TREASURER & SECRETARY

INVESTMENT MANAGER
Baring Asset Management (Asia) Ltd.
19th Floor
Edinburgh Tower
15 Queen's Road Central
Hong Kong

ADMINISTRATOR
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

SHAREHOLDER SERVICING AGENT
PFPC Inc.
P.O. Box 43027
Providence, Rhode Island 02940-3027

INDEPENDENT AUDITORS
Ernst & Young LLP
5 Times Square
New York, New York 10036

LEGAL COUNSEL
White & Case LLP
1155 Avenue of the Americas
New York, New York 10036

LETTER TO SHAREHOLDERS
February 14, 2004

Dear Shareholder,

2003 proved to be a turn-around year for global markets and, in particular, for funds investing in China. The outbreak of SARS resulted in a reduction in value of the Fund in the first quarter, with the share price falling to a low of $7.97 in April. Once the SARS problem abated, the Fund's share price improved significantly to end the year at $19.12. I was pleased to see that, after trading at a discount to net asset value for many years, the Fund's share price moved to a premium position during the month of October and remained at a premium of 15.39% at the end of the year. Overall, the net asset value of the Fund increased by 67.1% for the year compared to the benchmark increase of 52.4%.

With the passing of the SARS crisis, the market began to recognise the fundamental strength of the Chinese economy, the sustained GDP growth and export earnings and the strong balance of payments. With the Renminbi linked to the US dollar, the decline in the value of the US dollar through the year has made China's exports even more competitive. This trend is very positive for manufacturing companies with production facilities based in China and your Fund's portfolio is well positioned to benefit from this.

Last year, I mentioned that your board was confident about the growth of consumption in China. We saw more evidence of this during the year, such as a 75% growth in car sales and a more than 30% increase in sales of mobile phones. With the middle-class income group growing and playing an increasingly important role, I believe that consumption will continue to be key to the development of the Chinese economy.

During 2003, the market also saw an increase in the size of China's quoted investments with many large companies being listed, including China Life at the end of the year.

Looking ahead, the market expects to see a considerable number of new listings from PRC companies across a broad range of industries which will yield further opportunities for the Fund's investment portfolio. Last year we explored ways of increasing the absolute return of the Fund. We remain committed to delivering long term capital growth for our shareholders. The current economic environment is favorable for China, Hong Kong and Taiwan and we look forward to the opportunities for further investment in the Greater China region.


Sincerely,


Richard B. Bradley
Chairman

REPORT OF THE INVESTMENT MANAGER

OVERVIEW

The year 2003 was exceptional for the equity markets of Greater China in terms of performance. The markets suffered in the first quarter of the year from gloomy global investment sentiment and the outbreak of SARS (Severe Acute Respiratory Syndrome). However, with stronger than expected economic growth in China and speculation on revaluation of the Renminbi, liquidity returned and Chinese shares rose strongly. The rally was further boosted by positive earnings surprises from Chinese companies, the successful launch of a number of Chinese IPOs and the concerted global reflationary effort. The Fund's benchmark, MSCI Zhong Hua Index, finished the year with a 52.4% gain.

PERFORMANCE

The Fund's net asset value per share posted a total return of 67.1% (including dividends) in 2003, outperforming its benchmark during the period.

Positive contributors to the performance included H-shares, Red-chips and some mid-size industrial companies in Hong Kong. H-shares generally saw significant re-rating during the year. The market, dominated by resources and basic industries where product prices rose sharply, became a global hot target for investors who want to play the China-super-growth theme. Some of the Fund's H-share holdings such as the Sinopec group companies, Yanzhou Coal Mining, PetroChina and Anhui Conch were among top contributors to the Fund's performance. Red-chips, especially those related to consumption and infrastructure, also performed well during the year. The Fund benefited from its holdings in Denway Motors, China Merchants and Guangdong Investments. In addition, the re-rating of small and medium size companies continued during the year. Several of the Fund's top holdings such as Kingboard, Vtech and Ngai Lik also saw significant share price appreciation in the year and contributed to the positive performance.

On the negative side, exposure to utilities and telecom detracted value on relative terms. Utilities were considered defensive by the market and therefore failed to participate in the rally, although some of them are attractively valued from our point of view. Telecom stocks were de-rated early in the year on concern over competition. Their share prices only started to recover towards the end of the year.

The chart below portrays the net asset value performance of the Fund compared with the benchmark:

[CHART]

                FUND   BENCHMARK
2003            67.1%        52.4%
2002            -5.0%       -16.7%
2001            -2.4%       -20.2%
2000            -5.5%       -13.4%
1999            36.1%        13.3%

Source: Baring Asset Management ("BAM")

*Benchmark of the fund - MSCI China Free Index before June 2000; MSCI Zhong Hua Index after June 2000

[CHART]

QUARTERLY PERFORMANCE OF NET ASSET VALUE PER SHARE

Year 03         67.1%
4Q 03           19.6%
3Q 03           21.1%
2Q 03           14.8%
1Q 03            0.8%

Source: BAM

ASSET ALLOCATION

Few changes were made to the asset allocation by markets, though composition within each market changed substantially. In Hong Kong, weightings of small and medium size manufacturing companies were increased further and holdings in some large companies such as Hutchison Whampoa were reduced. Red-chips were reduced as the exposure to the telecom sector was downsized. Weightings of 'H' and 'B' shares were increased slightly due to positive performance, though we have been actively taking profits on some of them. Weightings in Taiwan were raised, as we were able to identify a number of mid-size companies with China exposure. Feng Tay Enterprise, Holiday Entertainment, Taiwan FamilyMart and Phoenixtec Power were added to the portfolio.

In terms of sector allocation, we reported at interim that exposure in utilities was reduced through the reduction of holdings of Chinese power companies on concern over the impact of power sector reform. Weightings in Hong Kong and Taiwan industrial companies were raised. These companies are expected to benefit further from US and European companies outsourcing their manufacturing to China. In addition, we continued to build up exposure to middle class consumption in China which we believe will be a key investment theme for 2004.

ASSET ALLOCATION            DECEMBER 31, 2003        DECEMBER 31, 2002
Hong Kong (Others)                         49%                      47%

Red Chips(1)                               17%                      23%

China 'H'(2) and 'B'(3) Shares             26%                      24%

Taiwan                                      8%                       4%

Cash                                        0%                       2%

(1) Red Chips are shares in Chinese companies incorporated and listed in Hong Kong with controlling Chinese shareholders.

(2)  'H' shares are shares in Chinese companies listed in Hong Kong.

(3) 'B' shares are one type of shares in Chinese companies listed on Chinese exchanges and, until recently, designated only for foreign investors.

OUTLOOK

China stocks have generated strong returns in the year 2003. Looking forward, although a period of consolidation is probable in the short-term, we believe the China story remains a solid one.

Economic growth in China has continued to surprise on the upside. Despite the impact of SARS, gross domestic product growth of 9.1% was posted for the year 2003. Robust export growth and fixed asset investments were the main drivers behind this growth. Looking forward, with the efforts by the Central Bank to slow down credit growth, investment growth may decelerate while consumption may continue to see steady growth given the increase in the level of income. This will form a positive economic backdrop for corporate earnings of China companies.

Consumption will be one of key investment focuses of the Fund in 2004. The middle class in China has become an important source of consumption growth with a strong pool of accumulated wealth and a robust income stream to support strong demand for consumer items. Companies in auto, brewery and white goods are expected to benefit and the Fund has increased its exposure to the sector.

Outsourcing beneficiaries will remain a core composition of the Fund. China's competitive cost base has encouraged multi-national companies to outsource their manufacturing facilities to China. This is reflected in China's rising share in export and foreign direct investment globally. A number of companies owned in the portfolio are the lowest cost producers in the world in their respective industries and their equities remain attractively valued.

The year 2003 saw further expansion of China's investment universe through the listing of a number of large companies. New sectors including insurance and auto parts are now open to investment by foreign investors. China Life, the biggest IPO globally in 2003, is a good illustration of this trend. Looking forward we expect more sizeable new listings from China with some of them coming from new sectors. They include banks, insurance, power distributors and technology companies. A selective approach will be maintained for investments in these new issues.

In summary, we believe China offers a combination of a strong economy and earnings growth, easy liquidity and structural improvement in investment returns. While the market is expected to remain volatile, the fundamental factors should continue to appeal to local and global investors. We continue to have an optimistic view towards equities of Greater China.


BARING ASSET MANAGEMENT (ASIA) LIMITED
Hong Kong

January 27, 2004

PORTFOLIO OF INVESTMENTS
December 31, 2003

                                                                          VALUE
      SHARES   DESCRIPTION                                               (NOTE 1)
               EQUITIES - 100.0%
               CHINA - 26.3%
               AUTOMOBILES - 1.5%
   2,327,950   Chongqing Changan Automobile "B"                       $     3,070,450
                                                                      ---------------
               ELECTRICAL & ELECTRONICS - 1.1%
  10,000,000   Great Wall Technology Co. Ltd. "H"*                          2,279,826
                                                                      ---------------
               ENERGY - 5.7%
  21,000,000   PetroChina Co. Ltd. "H"+                                    12,036,709
                                                                      ---------------
               MACHINERY & ENGINEERING - 2.1%
   4,754,000   First Tractor Co. "H"*                                       1,285,899
   5,248,000   Harbin Power Equipment Co. "H"                               1,537,814
   2,113,160   Dazhong Transportation Group "B"                             1,502,457
                                                                      ---------------
                                                                            4,326,170
                                                                      ---------------
               PETROCHEMICAL - 8.7%
  17,700,000   China Petroleum & Chemical "H"+                              7,922,396
   8,000,000   Sinopec Shanghai Petrochemical Ltd. "H"+                     3,554,983
  10,000,000   Sinopec Yizheng Chemical Fibre Co. Ltd. "H"+                 2,524,553
   4,804,000   Sinopec Zhenhai Refining & Chemical Co. "H"+                 4,176,719
                                                                      ---------------
                                                                           18,178,651
                                                                      ---------------
               TRANSPORTATION - 1.1%
   8,000,000   Guangshen Railway Co. Ltd. "H"+                              2,266,946
                                                                      ---------------
               UTILITIES - 1.1%
   8,000,000   Tianjin Capital Environmental Protection Co. Ltd. "H"        2,344,228
                                                                      ---------------
               MISCELLANEOUS - 5.0%
   3,072,000   Fujian Zijin Mining Industry Co. Ltd. "H"*                   2,433,463
   2,500,000   Shandong Chemming Paper Holdings Ltd. "B"                    2,318,467
   2,000,000   Weiqiao Textile Co. Ltd. "H"*                                2,524,553
   3,160,000   Yanzhou Coal Mining Co. "H"+                                 3,195,106
                                                                      ---------------
                                                                           10,471,589
                                                                      ---------------
               Total China                                                 54,974,569
                                                                      ---------------

                                                                          VALUE
      SHARES   DESCRIPTION                                               (NOTE 1)
               HONG KONG - 66.1%
               AUTOMOBILES - 3.3%
   3,000,000   Denway Motors Ltd.+                                    $     3,168,572
  25,000,000   Shougang Concord Century Holdings Ltd.                       3,670,906
                                                                      ---------------
                                                                            6,839,478
                                                                      ---------------
               CONGLOMERATES - 5.9%
   4,104,000   China Merchants Holdings International Co.+                  5,391,827
  24,000,000   Guangdong Investments Ltd.*                                  4,822,412
     280,400   Hutchison Whampoa                                            2,058,644
                                                                      ---------------
                                                                           12,272,883
                                                                      ---------------
               CONSUMPTION - 8.0%
   4,400,000   AV Concept Holdings Ltd.                                       617,743
   2,278,000   Convenience Retail Asia Ltd.                                   660,184
   9,120,000   Giordano International Ltd.+                                 4,199,517
  10,500,000   Glorious Sun Enterprises Ltd.                                3,685,397
   2,000,000   Grande Holdings Ltd.                                         2,563,194
   6,000,000   Guandong Brewery Holdings Ltd.                               1,313,798
   8,428,000   Ngai Lik Industrial Holdings Ltd.+                           3,473,785
      88,000   Ports Design Ltd.*                                             158,120
                                                                      ---------------
                                                                           16,671,738
                                                                      ---------------
               ELECTRICAL & ELECTRONICS - 8.2%
  12,000,000   Group Sense International Ltd.                               1,561,101
   4,166,200   Kingboard Chemical Holdings Ltd.+                            6,412,634
   1,277,000   Raymond Industrial                                             427,655
   3,257,500   Starlight International Holdings Ltd.                          457,340
  16,474,000   Topsearch International Holdings Ltd.                        1,676,311
   1,000,000   Varitronix International Ltd.+                                 991,789
   4,000,000   Vtech Holdings Ltd.+                                         5,693,126
                                                                      ---------------
                                                                           17,219,956
                                                                      ---------------
               FINANCIALS - 17.0%
   1,222,400   Bank of East Asia                                            3,747,303
   4,266,500   BOC Hong Kong Holdings Ltd.+                                 8,023,301
   9,599,998   CITIC International Financial Holding+                       5,224,278
  20,000,000   First Shanghai Investments Ltd.                              2,138,142
     520,000   Guoco Group                                                  3,817,743
   4,258,000   Industrial & Commercial Bank of China (Asia) Ltd.            5,895,798
   1,100,000   JCG Holdings Ltd.                                              864,273
     230,000   Wing Hang Bank Ltd.                                          1,368,668
     662,200   Wing Lung Bank                                               4,349,985
                                                                      ---------------
                                                                           35,429,491
                                                                      ---------------

                                                                          VALUE
      SHARES   DESCRIPTION                                               (NOTE 1)
               HONG KONG - (CONCLUDED)
               MEDIA - 2.5%
   5,088,000   Oriental Press Group Ltd.                              $     1,851,373
     668,000   Television Broadcasting Ltd.                                 3,372,803
                                                                      ---------------
                                                                            5,224,176
                                                                      ---------------
               PHARMACEUTICALS - 0.6%
   4,000,000   China Pharmaceuticals Group Ltd.+                            1,275,157
                                                                      ---------------
               REAL ESTATE DEVELOPMENT - 1.3%
     594,000   Henderson Land Development Co. Ltd.                          2,624,273
                                                                      ---------------
               TELECOMMUNICATIONS - 6.7%
   3,071,000   China Mobile Ltd.                                            9,414,239
   5,000,000   China Unicom Ltd.+                                           4,669,136
                                                                      ---------------
                                                                           14,083,375
                                                                      ---------------
               TRANSPORTATION - 5.3%
   2,600,000   Cathay Pacific Airways Ltd.                                  4,939,623
     850,000   Kowloon Motor Bus Holdings                                   4,247,947
     600,000   Orient Overseas International Ltd.                           1,847,046
                                                                      ---------------
                                                                           11,034,616
                                                                      ---------------
               UTILITIES - 2.1%
   2,820,000   Hong Kong & China Gas Co. Ltd.                               4,304,234
                                                                      ---------------
               MISCELLANEOUS - 5.2%
   3,980,000   Fountain Set Holdings Ltd.+                                  2,716,986
   8,000,000   Matrix Holdings Ltd.                                         1,957,817
  26,861,482   Pico Far East Holdings Ltd.                                  1,418,542
  18,000,000   Sewco International Holdings Ltd.                            1,391,080
  24,000,000   Top Form International Ltd.+                                 3,431,332
                                                                      ---------------
                                                                           10,915,757
                                                                      ---------------
               Total Hong Kong                                            137,895,134
                                                                      ---------------

                                                                          VALUE
      SHARES   DESCRIPTION                                               (NOTE 1)
               TAIWAN - 7.6%
               AUTOMOBILES - 0.8%
   1,155,000   TYC Brother Industrial Co. Ltd.                        $     1,622,784
                                                                      ---------------
               CONSUMPTION - 1.3%
   2,617,000   Holiday Entertainment Co. Ltd.                               1,988,766
     541,000   Taiwan FamilyMart Co. Ltd.                                     804,728
                                                                      ---------------
                                                                            2,793,494
                                                                      ---------------
               ELECTRICAL & ELECTRONICS - 3.0%
   1,106,042   Hon Hai Precision Industry Co. Ltd.                          4,349,237
   1,886,160   Lite-On Technology Corp.                                     2,000,052
                                                                      ---------------
                                                                            6,349,289
                                                                      ---------------
               MISCELLANOUS - 2.5%
   2,200,000   Feng Tay Enterprise Co. Ltd.                                 2,106,038
   2,559,860   Phoenixtec Power Co. Ltd.                                    3,000,954
                                                                      ---------------
                                                                            5,106,992
                                                                      ---------------
               Total Taiwan                                                15,872,559
                                                                      ---------------
               Total Equities (cost $155,111,703)                         208,742,262
                                                                      ---------------

               INVESTMENTS OF CASH COLLATERAL
                FROM SECURITIES  LOANED - 17.4%
               MONEY MARKET FUNDS# - 17.4%
       2,905   AIM Prime Portfolio, 1.00%, 01/02/04                             2,905
  10,021,768   Scudder Money Market Fund, 1.02%, 01/02/04                  10,021,768
  26,322,378   UBS Private Money Market Fund LLC,
               1.02%, 01/02/04                                             26,322,378
                                                                      ---------------
                Total Money Market Funds (cost $36,347,051)                36,347,051
                                                                      ---------------

               TOTAL INVESTMENTS - 117.4% (cost $191,458,754)             245,089,313
               Liabilities in excess of other assets - (17.4)%            (36,389,914)
                                                                      ---------------
               NET ASSETS - 100.0%                                    $   208,699,399
                                                                      ===============

               +    Security, or a portion thereof, was on loan at December 31,
                    2003.
               *    Non-income producing security.
               #    Latest rates shown reflect yield at December 31, 2003.

               See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS
Investments, at value (cost $191,458,754)*                      $   245,089,313
Cash (including foreign currency with
  a cost of $1,101,682 and a value of $1,103,200)                     1,917,267
Receivable for securities sold                                          850,686
Dividends and interest receivable                                       242,584
                                                                ---------------
  Total assets                                                      248,099,850
                                                                ---------------

LIABILITIES
Payable for cash collateral for securities loaned                    36,347,051
Payable for securities purchased                                      2,309,229
Investment management fee payable                                       216,164
Administration fee payable                                               35,860
Accrued expenses                                                        492,147
                                                                ---------------
  Total liabilities                                                  39,400,451
                                                                ---------------
NET ASSETS                                                      $   208,699,399
                                                                ===============

COMPOSITION OF NET ASSETS
Common stock, $0.001 par value;
  12,593,049 shares issued and outstanding
  (100,000,000 shares authorized)                               $        12,593
Paid-in-capital in excess of par                                    168,504,749
Undistributed net investment income                                   1,276,697
Accumulated net realized loss on investments                        (14,726,446)
Net unrealized appreciation of investments
  and other assets and liabilities
  denominated in foreign currencies                                  53,631,806
                                                                ---------------
NET ASSETS                                                      $   208,699,399
                                                                ===============

Shares Outstanding                                                   12,593,049
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         16.57
                                                                ===============

*Includes $33,696,460 of investments in securities on loan, at value.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $66,751)         $     6,524,896
Interest and securities lending income                                   96,976
                                                                ---------------
  Total investment income                                             6,621,872
                                                                ---------------

EXPENSES
Investment management fees                                            1,953,295
Custodian and accounting fees                                           412,011
Administration fees                                                     326,766
Directors' fees and expenses                                            202,309
Legal fees                                                              114,410
Reports and notices to shareholders                                      68,095
Audit and tax fees                                                       53,600
New York Stock Exchange listing fee                                      33,252
Transfer agent fees and expenses                                          4,778
Miscellaneous expenses                                                   19,754
                                                                ---------------

  Total expenses                                                      3,188,270
                                                                ---------------

Net investment income                                                 3,433,602
                                                                ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
  Investments                                                        13,054,014
  Foreign currency transactions                                         (14,252)
                                                                ---------------
                                                                     13,039,762

Net change in unrealized appreciation/depreciation of:
  Investments                                                        68,854,193
  Other assets and liabilities denominated in
  foreign currencies                                                      3,250
                                                                ---------------
Net realized and unrealized gain on investments
  and foreign currency transactions                                  81,897,205
                                                                ---------------
NET INCREASE IN NET ASSETS
  FROM INVESTMENT OPERATIONS                                    $    85,330,807
                                                                ===============

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                            FOR THE YEAR          FOR THE YEAR
                                                               ENDED                 ENDED
                                                          DECEMBER 31, 2003     DECEMBER 31, 2002
                                                         ------------------    ------------------
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS
Net investment income                                    $        3,433,602    $        1,149,458
Net realized gains (losses) from:
  Investments                                                    13,054,014             8,263,172
  Foreign currency transactions                                     (14,252)               (7,628)
Net change in unrealized appreciation/depreciation of:
  Investments                                                    68,854,193           (15,676,148)
  Other assets and liabilities denominated
  in foreign currencies                                               3,250                13,636
                                                         ------------------    ------------------
Total Increase (Decrease) from
  investment operations                                          85,330,807            (6,257,510)
                                                         ------------------    ------------------

DIVIDENDS TO SHAREHOLDERS
From net investment income                                       (3,271,674)             (507,957)
                                                         ------------------    ------------------

Net increase (decrease) in net assets                            82,059,133            (6,765,467)

NET ASSETS
Beginning of year                                               126,640,266           133,405,733
                                                         ------------------    ------------------
End of year (including undistributed
net investment income of $1,276,697
and $1,129,021, respectively)                            $      208,699,399    $      126,640,266
                                                         ==================    ==================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          The Greater China Fund, Inc. (the "Fund") was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies that derive or are expected to derive a significant portion of their revenues from goods produced or sold or investments made or services performed in China. Investment operations commenced on July 23, 1992.

          The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

          VALUATION OF INVESTMENTS

          All securities for which market quotations are readily available are valued at the last sale price on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was greater than 60 days, unless the Fund's Board of Directors determines that such value does not represent the fair value of such securities. Securities and assets for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

          INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

          Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses on investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date. Occasionally, dividends are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

          FOREIGN CURRENCY TRANSLATION

          The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

          (i) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

          (ii) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

          The resulting net foreign currency gain or loss is included in the Statement of Operations.

          The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain or loss is included in net realized gain or loss on investments.

          Net foreign currency gain or loss from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation or depreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain or loss is treated as ordinary income for income tax reporting purposes.

          SECURITIES LENDING

          The Fund may lend up to 27.5% of its total assets to qualified broker-dealers or institutional investors. Under the terms of the securities lending agreement, the securities on loan are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked to market daily. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest and securities lending income, for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund's lending agent is UBS Securities LLC ("UBS Securities"), a wholly-owned indirect subsidiary of UBS AG. For the year ended December 31, 2003, the Fund earned $95,258 and UBS Securities earned $51,289 in compensation as the Fund's lending agent. At December 31, 2003, the Fund owed UBS Securities $8,402 in compensation as the Fund's lending agent.

          DIVIDENDS AND DISTRIBUTIONS

          Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

          TAX STATUS

               CHINA

          Presently, as a result of a ruling issued in July 1993 (the "July Ruling"), The People's Republic of China ("PRC") State Administration of Taxation determined that dividends paid on B shares and dividends received from a PRC company, the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to H shares, will not for the time being be subject to PRC withholding tax. However, there is no assurance that the July Ruling will remain in effect for the entire period that such shares are held by the Fund, as it is a temporary provision. Based on the July Ruling, capital gains from the sale of B shares and shares of a PRC company listed on a non-PRC securities exchange, including H shares, will not for the time being be subject to 20% withholding tax.

          Capital gains with respect to debt securities of PRC companies are not covered by the July Ruling and may be subject to 10% withholding tax. The withholding tax on capital gains on debt securities was reduced from 20% to 10%, via a circular issued by the Chinese State Council on November 18, 2000. This circular is a temporary provision and does not specify the expiration date.

          In the future, were the above provisions to be reversed, dividends received and capital gains derived with respect to investments in securities of PRC companies would be subject to withholding tax at a maximum rate of 20%, however lower treaty rates may apply.

               HONG KONG

          Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person with respect to investments in Hong Kong securities. However, income received and gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit from such a trade, profession or business, its profit from the trading of securities (including interest, dividends and capital gains) would be subject to profits tax, which is currently a flat rate of 17.5% for corporations.

               OTHER FOREIGN COUNTRIES

          The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the other foreign countries in which it invests.

NOTE 2.   CONCENTRATION OF RISK

          The Fund may have elements of risk, not typically associated with investments in the United States, due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable United States companies.

NOTE 3.   INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

          The Fund has an investment management agreement ("Investment Management Agreement") with Baring Asset Management (Asia) Limited (the "Investment Manager"), an indirect wholly-owned subsidiary of ING Group N.V. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund's investments in accordance with the Fund's investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.25% of the Fund's average weekly net assets.

          UBS Global Asset Management (US) Inc. (the "Administrator"), an indirect wholly-owned asset management subsidiary of UBS AG, has an administration agreement ("Administration Agreement") with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.22% of the Fund's average weekly net assets up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000.

NOTE 4.   TRANSACTIONS WITH AFFILIATES

          The Investment Manager, out of its own assets, pays UBS Investment Banking a fee, accrued weekly and paid quarterly, in consideration for certain consulting and shareholder support services (not including advice or recommendations regarding the purchase or sale of investment securities) in accordance with the following schedule:

          AVERAGE WEEKLY NET ASSETS

          Under $125 million                          0.05%

          $125 million up to $150 million             0.06%

          $150 million up to $175 million             0.07%

          $175 million up to $200 million             0.08%

          $200 million up to $225 million             0.09%

          Over $225 million                           0.10%

          For the year ended December 31, 2003, the Investment Manager, not the Fund, paid or accrued $109,552 to UBS Investment Banking for such services. In addition, during the year ended December 31, 2003, the Fund paid $720 and $21,835 in brokerage commissions to UBS Warburg HK, Ltd. and UBS Securities Ltd., respectively for transactions executed on behalf of the Fund.

          Certain employees of the Administrator serve as officers of the Fund and an employee of UBS Financial Services, Inc., an indirect wholly-owned subsidiary of UBS AG, serves as a director of the Fund.

NOTE 5.   FEDERAL TAX STATUS

          For federal income tax purposes, the cost of securities owned at December 31, 2003 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized appreciation of $53,630,559 was composed of gross appreciation of $56,849,397 for those securities having an excess of value over cost and gross depreciation of $3,218,838 for those securities having an excess of cost over value.

          For the year ended December 31, 2003, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $131,613,962 and $130,226,393, respectively.

          The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

          The tax character of distributions paid during the fiscal years ending December 31, 2003 and December 31, 2002 were ordinary income.

          As of December 31, 2003 the components of accumulated earnings/(deficit) on a tax basis were as follows:

          Undistributed ordinary income   $      1,276,697
                                          ----------------
          Accumulated earnings                   1,276,697

          Accumulated capital
          and other losses                     (14,726,446)

          Unrealized appreciation               53,631,806
                                          ----------------
          Total accumulated earnings      $     40,182,057
                                          ================

          On December 31, 2003, the Fund had a net capital loss carryforward of $14,726,446, of which $6,175,899 will expire on December 31, 2007, and $8,550,547 will expire on December 31, 2008. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the current fiscal year, the Fund utilized $13,054,014 of capital loss carry-forwards to offset current year realized gains.

          To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 2003, the Fund's undistributed net investment income was decreased by $14,252 and accumulated net realized loss was increased by $14,252.

NOTE 6.   CAPITAL STOCK

          There are 100,000,000 shares of $0.001 par value capital stock authorized. There were no transactions in shares of common stock during the fiscal years ending December 31, 2003 and 2002.

NOTE 7.   SUBSEQUENT EVENT

          On February 5, 2004, the Fund filed an initial registration statement with the Securities and Exchange Commission relating to a possible rights offering to be conducted by the Fund. The Fund's Board of Directors has not yet considered or approved any such rights offering. The Fund will only make such a rights offer if the Board of Directors determines that it would be in the Fund's best interest and in the best interest of the Fund's shareholders. The terms of any such rights offering, if made, will be set forth in a prospectus to be delivered to shareholders of record as of the record date for such rights offering.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR IS PRESENTED BELOW:

                                              FOR THE YEAR ENDED
                                                  DECEMBER 31,
                                              ------------------
                                                            2003
                                              ------------------
Net asset value, beginning of year            $            10.06
                                              ------------------
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS
Net investment income                                       0.27
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                              6.50
                                              ------------------
    Total from investment operations                        6.77
                                              ------------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment income                                 (0.26)
                                              ------------------
Net asset value, end of year                  $            16.57
                                              ==================
Market value, end of year                     $            19.12
                                              ==================
TOTAL INVESTMENT RETURN (1)                               120.13%
                                              ==================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)         $          208,699
Ratio of expenses to average net assets                     2.04%
Ratio of net investment income to
  average net assets                                        2.20%
Portfolio turnover                                            85%

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or the deduction of taxes a shareholder would pay on Fund distributions.

                                                                 FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                              -----------------------------------------------------------
                                                     2002            2001            2000            1999
                                              -----------     -----------     -----------     -----------
Net asset value, beginning of year            $     10.59     $     10.84     $     11.47     $      8.43
                                              -----------     -----------     -----------     -----------
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS
Net investment income                                0.09            0.04            0.06            0.03
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                      (0.58)          (0.23)          (0.66)           3.01
                                              -----------     -----------     -----------     -----------
    Total from investment operations                (0.49)          (0.19)          (0.60)           3.04
                                              -----------     -----------     -----------     -----------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment income                          (0.04)          (0.06)          (0.03)             --
                                              -----------     -----------     -----------     -----------
Net asset value, end of year                  $     10.06     $     10.59     $     10.84     $     11.47
                                              ===========     ===========     ===========     ===========
Market value, end of year                     $      8.82     $      8.76     $      8.19     $      8.38
                                              ===========     ===========     ===========     ===========
TOTAL INVESTMENT RETURN (1)                          1.15%           7.67%          (1.86)%        (36.73)%
                                              ===========     ===========     ===========     ===========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)         $   126,640     $   133,406     $   136,562     $   144,449
Ratio of expenses to average net assets              2.17%           2.17%           2.01%           2.23%
Ratio of net investment income to
  average net assets                                 0.84%           0.36%           0.49%           0.36%
Portfolio turnover                                     38%             33%             53%             36%

REPORT OF INDEPENDENT AUDITORS, ERNST & YOUNG LLP

To the Board of Directors and Shareholders of The Greater China Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Greater China Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2003, and the related statement of operations, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the two years in the period ended December 31, 2000, were audited by other auditors whose report dated February 14, 2001, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of The Greater China Fund, Inc. at December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


New York, New York
February 6, 2004

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF DIRECTORS

The Fund is governed by a Board of Directors each of whom serves for a three year term, and may be re-elected to additional terms. The table below shows, for each Director, his name and age, the position held with the Fund, the length of time served as a Director of the Fund, the Director's principal occupations during the last five years, and other directorships held by such Director.

DIRECTORS

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                POSITION(S)                                                     IN FUND
                               HELD WITH THE                                                    COMPLEX
                               FUND; LENGTH     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    OVERSEEN
NAME, ADDRESS (AGE)           OF TIME SERVED           AND OTHER DIRECTORSHIPS HELD           BY DIRECTOR
---------------------------   ---------------   -------------------------------------------   -----------
Edward Y. Baker (69)             Chairman       Chairman, SSgA Canada Advisory Committee;          1
15 Artinger Court                of Audit       Trustee, Rogers Sugar Income Fund;
Toronto, Ontario                 Committee      previously President, Chief Executive
Canada, M3B 1J9                 and Director    Officer, HOOPP Investment Management
                                since 1992      Limited and Chief Investment Officer,
                                                Hospitals of Ontario Pension Fund.

Richard B. Bradley (66)          Chairman       Director of The Aberdeen New Dawn                  1
22 Smith Terrace                  of Board      Investment Trust Limited; previously Group
London SW3 4DL                  and Director    Managing Director of Asia Equity Holdings.
England                         since 1992

John A. Hawkins (61)             Director       Previously Executive Vice President -              1
Bank of Bermuda                 since 1992      Private Clients with The Bank of Bermuda
(Guernsey) Ltd.                                 Ltd.; Director of All Points Multi-Manager
Arnold House                                    Plc; SR Global Fund Inc.; MW Japan Fund
St Julian's Avenue                              Ltd.; MW Nippon Fund Ltd.
St Peter Port Guernsey
GY1 3NF
Channel Islands

C. William Maher (43)            Director       Managing Director of Nicholas Applegate            1
Nicholas Applegate              since 2003      Capital Management
Capital Management
600 West Broadway
San Diego, CA 92101

Jonathan J.K. Taylor (60)        Director       Chairman and Managing Director of Dragon           1
Dragon Partners Ltd.            since 1992      Partners Limited; Director, Schroder Japan
Moorhead James                                  Growth Fund Limited; Director, Onyx Country
21 New Fetter Lane                              Estates Limited; Director, AVK Securities &
London EC4A 1AW                                 Finance Ltd. (Russia).
England

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                POSITION(S)                                                     IN FUND
                               HELD WITH THE                                                    COMPLEX
                               FUND; LENGTH          PRINCIPAL OCCUPATION(S) AND OTHER         OVERSEEN
NAME, ADDRESS (AGE)           OF TIME SERVED      DIRECTORSHIPS HELD DURING PAST 5 YEARS      BY DIRECTOR
---------------------------   ---------------   -------------------------------------------   -----------
Tak Lung Tsim (57)               Director       Principal, T.L. Tsim & Associates Ltd.;            1
Century Square                  since 1992      Member of Li Po Chun United World College
1 D'Aguilar Street                              of Hong Kong; Director of Playmates
Suite 1001, Central                             Holdings Limited; Director of New-Alliance
Hong Kong                                       Asset Management (Asia) Ltd.; Director of
                                                Far Eastern Polychem Industries; Director
                                                of China Medical Sciences Ltd.

INTERESTED DIRECTORS

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                POSITION(S)                                                     IN FUND
                               HELD WITH THE                                                    COMPLEX
                               FUND; LENGTH          PRINCIPAL OCCUPATION(S) AND OTHER         OVERSEEN
NAME, ADDRESS (AGE)           OF TIME SERVED      DIRECTORSHIPS HELD DURING PAST 5 YEARS      BY DIRECTOR
---------------------------   ---------------   -------------------------------------------   -----------
John A. Bult (67)*               Director       Chairman of PaineWebber International Inc.;        1
1285 Avenue of the Americas     since 1992      Director of The Germany Fund, Inc.; The New
37th Floor                                      Germany Fund, Inc.; The Central Europe and
New York, NY 10019                              Russia Fund, Inc.; The France Growth Fund,
                                                Inc.

* Directors considered by the Fund and its counsel to be "interested persons" (which as used in this annual report is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's Investment Manager. Mr. Bult is deemed to be an interested person due to his affiliation with affiliates of UBS Securities LLC, the lead manager of the underwriting syndicate in connection with the initial public offering of the Fund's shares.

OFFICERS

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                POSITION(S)                                                     IN FUND
                               HELD WITH THE                                                    COMPLEX
                               FUND; LENGTH       PRINCIPAL OCCUPATION OR EMPLOYMENT AND       OVERSEEN
NAME, ADDRESS (AGE)           OF TIME SERVED     DIRECTORSHIPS IN PUBLICLY HELD COMPANIES     BY DIRECTOR
---------------------------   ---------------   -------------------------------------------   -----------
Ronald G.M. Watt (57)            President      Director of Institutional and Mutual Fund          7
Baring Asset Management         since 1998      Group of Baring Asset Management Limited
155 Bishopsgate
London EC2M 3XY
England

Sam Lau (34)                  Vice President    Director of Institutional Group of Baring          1
Baring Asset Management         since 1999      Asset Management (Asia) Limited; previously
(Asia) Limited                                  Investment Manager of Hong Kong and China
Edinburgh Tower, 19th Floor                     Gas Co. Ltd.
15 Queens Road Central
Hong Kong

Paul H. Schubert (41)          Treasurer and    Executive Director and Head of the Mutual          1
UBS Global Asset                 Secretary      Fund Finance Department of UBS Global Asset
Management (US) Inc.            since 1999      Management (US) Inc.; Treasurer for other
51 West 52nd Street                             investment companies for which UBS Global
New York, NY 10019                              Asset Management (US) Inc. serves as
                                                investment adviser and/or administrator.

Kevin J. Mahoney (38)         Vice President    Director and Senior Manager of the Mutual          1
UBS Global Asset                since 2001      Fund Finance Department of UBS Global Asset
Management (US) Inc.                            Management (US) Inc.; Vice President and
51 West 52nd Street                             Assistant Treasurer for other investment
New York, NY 10019                              companies for which UBS Global Asset
                                                Management (US) Inc. serves as investment
                                                adviser and/or administrator.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless PFPC Inc. (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the plan agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value, or if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent, as agent for the participants, will buy shares of Common Stock on the open market.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the plan, you may also contact the transfer agent directly at 1-800-331-1710.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by contacting the Fund directly at 1-800-331-1710 or online on the Fund's Web site: www.greaterchinafund.com.

OTHER INFORMATION

Since December 31, 2002, there have been no (i) material changes in the Fund's investment objectives or policies, (ii) changes to the Fund's charter or by-laws or (iii) material changes in the principal risk factors associated with investment in the Fund.

                     SBP (CITY) LTD - LONDON - 020-7394 3570

[BARING ASSET MANAGEMENT MEMBER OF ING GROUP LOGO]


                                                155 BISHOPSGATE, LONDON EC2M 3XY
                                                 TELEPHONE +44 (0)20-7628 6000
                                                 FACSIMILE +44 (0)20-7638 7928
                                                 INTERNET www.baring-asset.com


                                                   -LONDON - BOSTON - DUBLIN -
                                                    - FRANKFURT - GUERNSEY -
                                                   - HONG KONG - ISLE OF MAN -
                                                    - PARIS - SAN FRANCISCO -
                                                  - TAIPEI - TOKYO - TORONTO -
                                                           - VIENNA -

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No amendments were approved and no waivers, including implicit waivers, were granted under this code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that the following persons serving on the registrant's audit committee are "audit committee financial experts" as defined in Item 3 of Form N-CSR: Edward Y. Baker and C. William Maher. Each of Mr. Baker and Mr. Maher is independent for purposes of Item 3 of Form N-CSR.

The designation of each of Messrs. Baker and Maher as an "audit committee financial expert" pursuant to Item 3 of Form N-CSR does not (1) impose upon such individual any duties, obligations or liability that is greater than the duties, obligations and liability imposed upon such individual as a member of the registrant's audit committee or board of directors in the absence of such designation, or (2) affect the duties, obligations or liability of any other member of registrant's audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        (a)  AUDIT FEES:
             For the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate audit fees billed by Ernst & Young LLP ("E&Y") to the registrant are shown in the table below.

                              2003           2002
                              ----           ----
                           $   43,500     $   43,200

             Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements and registration statement consents.

        (b)  AUDIT-RELATED FEES:
             In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate audit-related fees billed by E&Y for services rendered for assurance and related services to the registrant that are reasonably related to the performance of the audits or reviews of the registrant's semi-annual financial statements, but not reported as audit fees, are shown in the table below.

                             2003*           2002*
                             -----           -----
                           $    2,500     $       0

             ----------
             * Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

             Fees included in the audit-related category are those associated with reading and providing comments on the registrant's semi-annual financial statements as of June 30, 2003.

        (c)  TAX FEES:
             In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate tax fees billed by E&Y for professional services rendered for tax compliance, tax advice and tax planning for the registrant are shown in the table below.

                             2003*          2002*
                             -----          -----
                           $    7,600     $    6,800

             ----------
             * Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

             Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to audits. This category comprises fees for tax compliance and tax return preparation.

        (d)  ALL OTHER FEES:
             In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate fees billed by E&Y for all other non-audit services are shown in the table below.

                              2003         2002
                              ----         ----
                           $       0     $       0

             Fees included in the all other fees category comprise services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

        (e)  (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES:
             The registrant's audit committee pre-approves in advance at regularly scheduled audit committee meetings all audit and non-audit services performed by the registrant's independent accountants for the registrant, its investment manager, and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the registrant. If such a service is required between regularly scheduled audit meetings, pre-approval may be authorized by the chairman of the audit committee. The chairman will update the audit committee at the next regularly scheduled meeting of any interim approval granted.

        (e) (2) SERVICES APPROVED PURSUANT TO PARAGRAPH (c)(7)(i)(C) OF RULE 2-01 OF REGULATION S-X:
             There were no services included in Audit Related Fees, Tax Fees and All Other Fees above that were approved by registrant's audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

        (f)  Not applicable.

        (g) For the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate fees for non-audit services rendered on behalf of the registrant ("Covered Services"), its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Non-covered Services") that provides ongoing services to the registrant are shown in the table below.

                                        2003           2002
                                        ----           ----
             Covered Services         $ 10,100      $   6,800
             Non-covered Services     $      0      $       0

        (h) During the past fiscal year, all Covered Services provided by E&Y to the registrant were pre-approved by the registrant's audit committee. There were no Non-covered Services required to be considered by the registrant's audit committee under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the audit committee was not required to consider whether the provision of any Non-covered Services by E&Y would be compatible with maintaining the independence of E&Y.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 6. [RESERVED].

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted policies and procedures with respect to the voting of proxies related to portfolio securities. These procedures delegate to Baring Asset Management (Asia) Ltd., the investment manager, the responsibility for voting proxies, subject to the continuing oversight of the registrant's board of directors. The registrant's procedures provide that the board of directors annually review the investment manager's proxy voting policies and procedures and the investment manager's proxy votes on behalf of the registrant. The investment manager's proxy voting policies and procedures are filed as an exhibit to this Form N-CSR.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported in a timely manner based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

    (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

    (a) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is attached hereto as Exhibit EX-99.CODE ETH.

    (b) The Investment Manager's Proxy Voting Policies and Procedures are attached hereto as Exhibit EX-99.PROXY.VOTE.

    (c) Certifications of the principal executive officer and the principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.302CERT.

    (d) Certifications of the principal executive officer and the principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Greater China Fund, Inc.

By:    /s/ Ronald G.M. Watt
       --------------------
       Ronald G.M. Watt
       President

Date:  March 9, 2004
       -------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Ronald G.M. Watt
       --------------------
       Ronald G.M. Watt
       President

Date:  March 9, 2004
       -------------

By:    /s/ Paul H. Schubert
       --------------------
       Paul H. Schubert
       Treasurer

Date:  March 9, 2004
       -------------